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[HEALTHCARE.COM]



                                                                    NEWS RELEASE

FOR IMMEDIATE RELEASE

       XCare.net To Acquire Healthcare.com Corporation


      Marietta, GA, May 14, 2001 - Healthcare.com Corporation (NASDAQ: HCDC), a leading healthcare integration software and services company, today announced that XCare.net, Inc. (Nasdaq: XCAR), a leading eBusiness solutions and service provider, will acquire Healthcare.com in a purchase transaction whereby Healthcare.com shareholders will receive a fixed exchange of 0.375 shares of XCare.net common stock for each share of Healthcare.com common stock. The Board of Directors of Healthcare.com has approved the transaction, which is expected to close in the third quarter of 2001. The transaction is expected to be accretive to XCare.net's earnings.

      In a separate purchase transaction, XCare.net will acquire all of the outstanding capital stock of privately-held Confer Software, a leading provider of eBusiness Process Management (eBPM) software infrastructure, tools and applications for 595,000 shares of XCare.net common stock and $450,000 in cash. Pro forma first quarter revenue in 2001 for the newly combined entity, which includes XCare.net, Healthcare.com and Confer Software, was $87.5 million on an annual basis.

      Upon completion of the transaction, XCare.net's Board of Directors will include three of the current directors from Healthcare.com. Lorine Sweeney, XCare.net's current chief executive officer, will continue to lead the executive management team as CEO; Gary Scherping, XCare.net's current chief financial officer, will continue in that position. Robert Murrie, Healthcare.com's chief executive officer, will join XCare.net as president and chief operating officer.

      The acquisitions will solidify XCare.net's leadership position in providing XML-based business- to-business (B2B) software tools and services for rapid application development and deployment of mission-critical web-based applications to a combined installed base of more than 1000 customers. Healthcare.com products strengthen and expand XCare.net's business-to-business
(B2B) offering by adding "best of breed" tools for back-end data integration, front-end development and workflow process automation.

      Following the close of both transactions, XCare.net will have over 600 employees. The Company's headquarters will remain in the Denver metropolitan area, with operations in Atlanta, the San Francisco Bay Area, Los Angeles, Dallas, Albuquerque, Columbus, Ohio, and New York.

      "Our vision at XCare.net has been based on enhancing and strengthening the power and capability of our XTiera Platform to create strategic e-business solutions quickly and efficiently for our customers," said Lorine Sweeney, president and CEO of XCare.net. "Today, we are creating a company whose combined technologies will offer complete, integrated solutions with revenue in excess of $87.5


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million and a strong cash position to fuel our growth while accelerating our path to profitability, " she added.

      "We welcome the employees of Healthcare.com and Confer to the XCare.net family. We see tremendous opportunities to scale our business, cross-sell into our combined installed base, pursue new vertical market opportunities and further expand strategic partnerships as we continue to build a world- class company of which we all can be proud," Sweeney concluded.

      Robert Murrie, chief executive officer of Healthcare.com added, "We believe that the integration of Healthcare.com's technologies into the XTiera Platform will provide customers in any industry comprehensive, end-to-end solutions from Enterprise Application Integration Tools, through rapid transaction and content switching, to the most advanced workflow and workbench tools for rapid application development and deployment."

      XCare.net will host a conference call and provide a slide presentation tomorrow, May 15, 2001 at 8:30 a.m. EST, which will be broadcast live over the Internet. To access the webcast and slides, please visit the Investor Relations section of XCare.net's website, www.xcare.net. For those who cannot access the live broadcast, a replay will be available on XCare.net's website or by calling
(703) 326-3020, Access Code 5237470.

About XCare.net

      XCare.net is a leading provider of strategic business-to-business Internet solutions. The company builds mission-critical Web sites using its XML-based XTiera((TM)) Platform. Customized strategic portals are created to process high-value transactions, offer innovative applications, and enhance customers' brands. In addition to lowering costs through process efficiencies, XCare.net facilitates revenue- generating opportunities for organizations through the strategic portals built using the XCare.net XTiera* Platform. For more information, please visit www.XCare.net.

About Healthcare.com Corporation

      Headquartered in Marietta, Georgia, Healthcare.com Corporation is a premiere provider of data access, integration, indexing and delivery software and services that use information housed in existing, unrelated applications to improve the enterprise's business processes. The Company's products, services and solutions bridge the fundamental gap between the systems that enterprises rely upon, and new Internet, wireless, or transaction-based solutions being brought to market.

      The Company's service organization offers a full range of Healthcare.com product-related services, from training to interface creation to long-term dedicated resources. Our Solution Sourcing(TM) family of services allow clients to outsource their integration, application hosting, and/or full IT facilities


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XCare.net to Acquire Healthcare.com- Page 3

management functions to Healthcare.com. For more information, visit the Company's web site at http://www.healthcare.com.

      XCare.net will be filing a registration statement, which will contain a proxy statement of Healthcare.com and a prospectus of XCare.net, and other documents with the Securities and Exchange Commission (SEC). Investors and stockholders are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information. Investors and stockholders will be able to receive the proxy statement/prospectus and other documents filed by XCare.net and/or Healthcare.com free of charge at the SEC's web site, www.sec.gov, from XCare.net investor relations at 6400 Fiddler's Green Circle, Suite 1400, Englewood, Colorado 80111, Attention: Christine Mohrmann / Eric Boyriven or from Healthcare.com Investor Relations at 1850 Parkway Place, Suite 1100, Marietta, Georgia 30067, Attention: Shannon Hodges. Healthcare.com, XCare.net and each company's respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Healthcare.com in connection with the acquisition. Information about the directors and executive officers of Healthcare.com and their ownership of Healthcare.com stock is set forth in the proxy statement for Healthcare.com's 2001 annual meeting of stockholders held on May 11, 2001. Information about the directors and executive officers of XCare.net and their ownership of XCare.net stock is set forth in the proxy statement for XCare.net's 2001 annual meeting of stockholders to be held on June 7, 2001. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.

HEALTHCARE.COM CONTACT:

Shannon Hodges, SVP Marketing
(770) 423-8436
shannon.hodges@healthcare.com

XCARE.NET CONTACT:
Gary Scherping, Chief Financial Officer
(800) 723-3033 x212

This press release includes forward-looking statements in addition to historical information. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements; however, this press release also contains other forward- looking statements in addition to historical information. The Company cautions that there are various important factors that could cause actual results to differ materially from those indicated in the forward-looking statements; accordingly, there can be no assurance that such indicated results will be realized. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are failure to complete agreements described in letters of intent in transactions, the intensely competitive online commerce industry, continued growth in the use of the Internet, the availability and acceptance of the Internet as a secure medium over which to conduct transactions, failure to obtain significant subscriber growth, changes in regulations applicable to or affecting the Company or its customers, sales timing, changes in pricing policies, undetected errors or bugs in the software, delays in product development, market acceptance of new or updated products or web-based offerings, inability to obtain third-party software that is integrated into our products, lower-than-expected demand for the Company's software tools or services, changes in outsourcing trends involving information technology and related services, the ability to successfully integrate acquired assets and retain key personnel, business conditions in the healthcare and other complementary markets (including, but not limited to access to capital and the financial condition of providers, licensees and e-Health vendors), ability to collect accounts receivable, general economic conditions and the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2000. By making these forward- looking statements, The Company does not undertake to update them in any manner except as may be required by the Company's disclosure obligations in filings it makes with the Securities and Exchange Commission under the Federal securities laws.

"Healthcare.com" is a trademarks of Healthcare.com Corporation.


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